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                                                                    EXHIBIT 99.1



                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of iVillage Inc. for the period ended June 30, 2002, the undersigned, Douglas W. McCormick, Chief Executive Officer of iVillage Inc., and Scott Levine, Chief Financial Officer of iVillage Inc., each hereby severally certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.


August 14, 2002                       /s/ Douglas W. McCormick
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Date                                  Douglas W. McCormick
                                      Chief Executive Officer

August 14, 2002                       /s/ Scott Levine
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Date                                  Scott Levine
                                      Chief Financial Officer